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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 5, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-27423                            51-0391303
(State of incorporation)        (Commission File Number)       (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         Golden Telecom, Inc. (the "Company") has announced that the Company has elected three new directors to fill three vacancies on the Board of Directors. The Company's press release announcing such matter is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

 DESIGNATION         DESCRIPTION OF EXHIBIT
 -----------         ----------------------

     99.1           Press release announcing Golden Telecom, Inc. Elects New
                    Board Members.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GOLDEN TELECOM, INC.
                                       (Registrant)

                                       By:     /s/ JEFFREY A. RIDDELL
                                              --------------------------------
                                       Name:  Jeffrey A. Riddell
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date:  November 18, 2002


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Exhibit Index

 DESIGNATION         DESCRIPTION OF EXHIBIT
 -----------         ----------------------

     99.1           Press release announcing Golden Telecom, Inc. Elects New
                    Board Members.